November 8, 2007 November 8, 2007 Exhibit 99.1

PAGE 2 BLOCKBUSTER
These slides are provided as part of Blockbuster's presentation and should be viewed in the context of the presentation and Blockbuster's most recent
Form 10-K, Form 10-Q and Form 8-Ks filed with or furnished to the Securities and Exchange Commission ("SEC"), all of which can be found on the
Investor Relations section of www.blockbuster.com.
This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  All statements that do not relate strictly to historical or current facts are forward-looking, including those regarding our operations, strategies, initiatives and investments, objectives, plans, goals and business and financial outlook.
These forward-looking statements are based on management's current intent, belief, expectations, estimates and projections regarding our company and our industry. They are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Actual results may vary materially from those expressed in or indicated by the forward-looking statements due to a variety of factors, including:  (1) consumer appeal of our existing and planned product and service offerings, and the related impact of competitor pricing and product and service offerings; (2) overall industry performance and the accuracy of our estimates and judgments regarding trends impacting the home video industry; (3) our ability to obtain favorable terms from suppliers, including on such matters as copy depth and uses of product; (4) the studios’
dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product; (5) the variability in consumer appeal of the movie titles and games software released for rental and sale; (6) our ability to comply with operating and financial restrictions and covenants in our debt agreements, which ability could be impacted by, among other things, any industry performance that differs from our expectations, and any adverse publicity relating thereto; (7) our ability to respond to changing consumer preferences, including with respect to new technologies and alternative methods of content delivery, and to effectively adjust our offerings if and as necessary; (8)
the extent and timing of our continued investment of incremental operating expenses and capital expenditures to continue to develop and implement our initiatives and our corresponding ability to effectively control overall operating expenses and capital expenditures; (9) our ability to effectively and timely prioritize and implement our initiatives and to timely implement and maintain the necessary information technology systems and infrastructure to support our initiatives; (10) our ability to capitalize on anticipated industry consolidation; (11) the application and impact of future accounting policies or interpretations of existing accounting policies; (12) the impact of developments affecting our outstanding and any future litigation and claims against us;
(13) shifts in strategy in connection with recent changes in the composition of our key management; and (14) other factors, as described in our filings with the Securities and Exchange Commission, including the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2006 and under the heading “Disclosure Regarding Forward-Looking Information” in our quarterly report on Form 10-Q for the quarter ended July 1, 2007.
The forward-looking statements in this presentation are made only as of the date of this presentation and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.
Forward-Looking Statements

BEST BUY

WAL★MART

familyVideo.com
Best Selection • Best Prices

HOLLYWOOD VIDEO

NETFLIX

MOVIE GALLERY

redbox

PAGE 3 BLOCKBUSTER State Of The Industry

PAGE 4 BLOCKBUSTER
Share Shift Continues…BBI Remains Market Share
Leader
2004 2007E
NFLX
13.1%
BBI
33.1%
Independents
23.5%
MOVI
6.3%
Vending
3.4%
HLYW
11.6%
BBI
31.6%
MOVI
6.2%
Independents
35.4%
Vending
0%
NFLX
5.3%
HLYW
8.7%
Source: Blockbuster estimates
VOD
9.9%
VOD
11.9%

PAGE 5 BLOCKBUSTER Channel Shift Has Also Occurred 2004 2007E By- Mail 19.1% Stores 65.6% Vending 3.4% Stores 84.8% Source: Blockbuster estimates By- Mail 5.3% VOD 9.9% VOD 11.9%

PAGE 6 BLOCKBUSTER
8.0
7.3
6.8
6.3
0.5
0.9
1.3
1.8
4.0
5.0
6.0
7.0
8.0
9.0
2004 2005 2006 2007E
Subscription
Traditional
Domestic Rental Industry Remains Flat
Domestic Rental Industry Revenues
2004-2007; Billions
Source: Average of Adams Media Research 8/31/07 and Kagan 5/24/07
$8.5
$8.2
$8.0
$4.5 $4.7 $5.0
$5.6 Estimated Gross Profit
$8.1

PAGE 7 BLOCKBUSTER
State Of The Company
2004 2007 LTM
$5.9B
$5.5B
Total Revenues
2004 and 2007LTM; Billions
2004 2007 LTM
$508.4M
$204.9M
EBITDA
2004 and 2007LTM; Millions
Note: Please refer to the appendix for the required reconciliation of non-GAAP financial measures

PAGE 8 BLOCKBUSTER
•
•
Home Video
Home Video
Rental
Rental
Window
Window
(45-Day)
Consumer
Opportunity
Execution
Weakness
Strategic
Response
•
•
“Managed
“Managed
Dissatisfaction”New Releases
Dissatisfaction”New Releases
•
•
Out Of Stock On
Out Of Stock On

PAGE 9 BLOCKBUSTER “Managed Dissatisfaction”= High Out Of Stock

BLOCKBUSTER
RENTAL RAIN CHECK
Redeem this coupon within thirty (30) days of the date below for one (1) free rental
(DVD format only) of the title indicated below at BLOCKBUSTER® store # ________
Coupon expires thirty (30) days after ________
Coupon good towards one (1) FREE rental of ________
Only one (1) free rental rain check will be issued/may be redeemed per member per day. Membership rules apply. Recipient responsible for applicable taxes and any charges other than the initial rental fee. See store for full rental terms and conditions. This coupon is only redeemable at the BLOCKBUSTER store location indicated above. This coupon may not be exchanged for cash, sold, transferred or reproduced; any unauthorized reproduction, sale, or transfer constitutes fraud. Void if lost or stolen. Coupon must be relinquished at time of redemption. Not valid with any other discounts or offers. Cash redemption value 1/100¢. BLOCKBUSTER Movie Pass™ Members: This is not a pass rental. Regular rental terms apply. Coupon may not be applied to payment of monthly membership fee.
5237-134986 BLOCKBUSTER name, design and related marks are trademarks of Blockbuster Inc.
© 2005 Blockbuster Inc. All rights reserved.
5610Y500033

PAGE 10 BLOCKBUSTER “Managed Dissatisfaction”= High Out Of Stock

THE END OF LATE FEES.
NEED AN EXTRA DAY OR TWO...
GO AHEAD.

PAGE 11 BLOCKBUSTER
•
•
Customer
Customer
Complaints
Complaints
On Excessive
On Excessive
Late Fees
Late Fees
Consumer
Opportunity
Execution
Weakness
•
•
Depleted
Depleted
Inventory
Inventory
•
•
Opportunity
Opportunity
Cost
Cost
Strategic
Response

THE END OF LATE FEES.

NEED AN EXTRA DAY OR TWO... GO AHEAD

JANE FONDA
LINDSAY LOHAN
FELICITY HUFFMAN
Rule
5 DAY RENTAL
FOXX
KNOWLES AND MURPHY
DREAMGIRLS
INTRODUCING ACADEMY AWARD® WINNER
JENNIFER HUDSON
GOLDEN GLOBE WINNER BEST PICTURE
2 DAY RENTAL

PAGE 12 BLOCKBUSTER

THE END OF LATE FEES.

NEED AN EXTRA DAY OR TWO... GO AHEAD

COMING SOON
NOW AVAILABLE
2 Day New Releases (VHS and DVD)
1 Week BLOCKBUSTER Favorites
1 Week DVD
3 Day Defensive Driving $39.99
5 Day Xbox 360 / PS3 / Wii $7.99
1 Week XBOX / Playstation 2 / PSP / Gamecube $7.99
1 Week Nintendo DS
Blockbuster Game Pass
Blockbuster Rewards
Movies that are not marked "2-Day" are 1-Week Rentals
Restocking Fee $1.25

JANE FONDA
LINDSAY LOHAN
FELICITY HUFFMAN
Rule
5 DAY RENTAL
FOXX KNOWLES AND MURPHY
DREAMGIRLS
JENNIFER HUDSON
GOLDEN GLOBE WINNER BEST PICTURE
2 DAY RENTAL

PAGE 13 BLOCKBUSTER

Candy
2 for $3.33
or $1.99 each

25% OFF
Shrek the Third
SELECT MERCHANDISE

Limited Time Only
All Previously Viewed DVDs
3 for $25

Unlimited DVD Rentals
Delivered to Your Mailbox.
Only $9.99 First Month.

RENT Any 3 Movies
For Only
9.99

ALL BLOCKBUSTER FAVORITES
& NEW RELEASES WITH
3 FOR $9.99

PRE-OWNED
$9.99
QUALITY GUARANTEED

PREVIOUSLY VIEWED DVDs
BUY 2 GET 2 FREE

2 FOR $20*
PREVIOUSLY VIEWED DVDS
$14.99 and under

PAGE 14 BLOCKBUSTER
Rental Pricing Model
Day 1 Day 3 Day 10 Day 33+
Rental
Timeline:
Rent Hot New
Release
“Transformers”
Movie Due
Back;
Free Grace
Period Begins
Free
Grace Period
You
Own The
Movie Now
Return Product For $1.25
Restocking Fee

PAGE 15 BLOCKBUSTER Economic Impact 2004 2007 Average Rental Pricing 2004 2007 Days Out $3.60 $2.79 3.6 Price Days Out 5.0

PAGE 16 BLOCKBUSTER Starbucks Wal-Mart HIGH LOW PRICE Blockbuster Price Migration…

PAGE 17 BLOCKBUSTER
•
•
New Demand
New Demand
DVDs By-
DVDs By-
Mail
Mail
Consumer
Opportunity
Execution
Weakness
•
•
Inventory
Inventory
Depletion From
Depletion From
Free Exchanges
Free Exchanges
•
•
Cost Of Heavy
Cost Of Heavy
Users
Users
Strategic
Response

PAGE 18 BLOCKBUSTER
Rental By-Mail Channel Growth
By-Mail Channel Paid Subscriber Additions
2006-2007YTD; Thousands
-220
-20
180
380
580
780
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
BBI
NFLX
Launched
BLOCKBUSTER
Total Access

PAGE 19 BLOCKBUSTER
BLOCKBUSTER Total Access Price Modification
Most Profitable Least Profitable
Forced Attrition of
Unprofitable Customers
Note: For Illustrative Purposes Only
Average
Monthly Profit
Per Subscriber
Average
Monthly Profit
Per Subscriber
Before
Changes To
BLOCKBUSTER Total Access
After
Changes To
BLOCKBUSTER Total Access
Most Profitable Least Profitable

PAGE 20 BLOCKBUSTER
Customer Migration Model—Old Strategy
Blockbuster Competitive Advantage: None
Horizontal Migration Model—
Perception
Horizontal Migration Model—
Reality
Store Online
Digital
Time
Store
By-Mail Digital
Unknown timetable for
commercial model in
digital download

PAGE 21 BLOCKBUSTER
Physical DVD
Store
Vending
By-Mail
Vertical Customer Migration Model—New Strategy
Mobile Digital
In-Store
Kiosk
Kiosk
Download
To PC
Potential Partners
Blockbuster Competitive Advantage:
•
Digital Capability (Movielink)
•
Consumer Brand Awareness
•
Content Aggregation
•
Store Presence
At Home Digital
+
+
+

Blockbuster
Netflix

NETFLIX
MOVIES BY MAIL
BLOCKBUSTER

PAGE 22 BLOCKBUSTER Current Paradigm 3 M 7 M

BBI
60
2:00
NFLX
07
POSS
QTR
4
POSS
1 DOWN
10 TO GO
BALL ON 50
50
40

PAGE 23 BLOCKBUSTER
New Paradigm
BLOCKBUSTER
Total
Access
BLOCKBUSTER
Total
Access
In-Store
In-Store
Movielink
Movielink
BLOCKBUSTER
Movie Pass
BLOCKBUSTER
Movie Pass
Games
Games
Mail
Mail
BLOCKBUSTER
Rewards
BLOCKBUSTER
Rewards
International
International
By-Mail
By-Mail
Digital
Digital

New Competitive Landscape
Mail
Mail
Netfix
By-Mail
Netfix
By-Mail
Netflix
Digital
Netflix
Digital
Amazon
Amazon
redbox
redbox
CinemaNow
CinemaNow
Best-Buy
Best-Buy
Vudu
Vudu
Movie
Gallery
Movie
Gallery
BLOCKBUSTER
Total
Access
BLOCKBUSTER
Total
Access
In-Store
In-Store
Movielink
Movielink
BLOCKBUSTER
Movie Pass
BLOCKBUSTER
Movie Pass
Games
Games
BLOCKBUSTER
Rewards
BLOCKBUSTER
Rewards
International
International

PAGE 25 BLOCKBUSTER The New Blockbuster Restore Core Rental Business Rental To Retail Transition DVD To Digital Transformation

BLOCKBUSTER VIDEO
BLOCKBUSTER VIDEO

BLOCKBUSTER VIDEO
BLOCKBUSTER VIDEO

PAGE 26 BLOCKBUSTER We Are Changing Our Mission From A DVD Rental Company…To…

BLOCKBUSTER
MEDIA
MOVIES • GAMES • ELECTRONICS
MOVIES • GAMES
SanDisk
1.0GB
micro SD

PAGE 27 BLOCKBUSTER …A New Blockbuster Mission-From A DVD Rental Company…To… …Convenient Access To Media Entertainment

PAGE 28 BLOCKBUSTER
Transformation Process…
Strategic Roadmap
Restore Core Rental Business
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview

CLASSIFIED
THE BOURNE FILES
3-DISC COLLECTION
PASSPORT
THE BOURNE IDENTITY
THE BOURNE SUPREMACY

THE BOURNE ULTIMATUM
REMEMBER EVERYTHING
FORGIVE NOTHING
DVD
THE BOURNE SUPREMACY
EXPLOSIVE EXTENDED EDITION
MATT DAMON
THE BOURNE IDENTITY

PAGE 29 BLOCKBUSTER
Restore Core  Rental
Business
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
In-Stock On New
In-Stock On New
Releases
Releases
•
•
Prequels/Sequels
Prequels/Sequels

PAGE 30 BLOCKBUSTER
Restore Core Rental
Business
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
In-stock On New
In-stock On New
Releases
Releases
•
•
Prequels/Sequels
Prequels/Sequels
•
•
New/Exclusive
New/Exclusive
Content
Content

ADD SOME FRIGHT TO YOUR NIGHT.
RENT IT
RENT IT
RENT IT
TREATS & TRICKS
TREATS & TRICKS
TREATS & TRICKS
BUY IT
BUY IT
BUY IT

PAGE 31 BLOCKBUSTER
Restore Core Rental
Business
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
In-Stock On New
In-Stock On New
Releases
Releases
•
•
Prequels/Sequels
Prequels/Sequels
•
•
New/Exclusive
New/Exclusive
Content
Content
•
•
Seasonal/Event
Seasonal/Event
Based
Based

PAGE 32 BLOCKBUSTER • • In-Stock On In-Stock On New Releases New Releases Restore Core Rental Business Transform And Respond To Changing Customer Needs For Media Entertainment

PAGE 33 BLOCKBUSTER
Strategic Roadmap
Core Rental Business Enhancements
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview
Transformation Process…

PAGE 34 BLOCKBUSTER • • Sell DVDs And Sell DVDs And Games Games Rental To Retail Transition Transform And Respond To Changing Customer Needs For Media Entertainment

PAGE 35 BLOCKBUSTER Rental $2,000 Rental $2,000 Retail $300 Retail $300 We Are Focusing On Balancing Our Rental And Retail Dollars Per Day Note: For Illustrative Purposes Only

PAGE 36 BLOCKBUSTER Rental 20% Retail 80% Rental 70% Retail 30% $2,320 Per Day Industry Shipments Blockbuster Opportunity Lost Shrek Example Note: For Illustrative Purposes Only

Blu-ray Disc
The Ultimate High-Def Experience For Movies & Games
Blu-ray Disc
The Ultimate High-Def Experience For Movies & Games
PLAYSTATION 3
Blu-ray Disc

PAGE 37 BLOCKBUSTER
•
•
Sell DVDs And
Sell DVDs And
Games
Games
•
•
Test PS3 Movie
Test PS3 Movie
Station
Station
Rental To Retail
Transition
Transform And Respond To Changing Customer Needs For Media Entertainment

iPod
Music
Videos
Photos
Podcasts
Extras
Settings
Shuffle Songs
Now Playing
MENU

Disney
HIGH SCHOOL MUSICAL 2

PAGE 38 BLOCKBUSTER
Rental To Retail
Transition
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
Sell DVDs And
Sell DVDs And
Games
Games
•
•
Test PS3 Movie
Test PS3 Movie
Station
Station
•
•
Test Portable
Test Portable
Devices
Devices

HIGH SCHOOL MUSICAL 2
EXTENDED
RENT IT
BUY IT
MUSIC

Harry Potter
MOVIES
BOOKS
MOVIES

PAGE 39 BLOCKBUSTER
Rental To Retail
Transition
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
Sell DVDs And Games
Sell DVDs And Games
•
•
Test PS3 Movie Station
Test PS3 Movie Station
•
•
Test Portable Devices
Test Portable Devices
•
•
Test Merchandise
Test Merchandise
Related Product
Related Product

PAGE 40 BLOCKBUSTER
Rental To Retail
Transition
Transform And Respond To Changing Customer Needs For Media Entertainment
•
•
Sell DVDs And Games
Sell DVDs And Games
•
•
Test PS3 Movie Station
Test PS3 Movie Station
•
•
Test Portable Devices
Test Portable Devices
•
•
Test Merchandise
Test Merchandise
Related Product
Related Product
•
•
Develop Merchant
Develop Merchant
Culture
Culture

PAGE 41 BLOCKBUSTER
Strategic Roadmap
Core Rental Business Enhancements
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview
Transformation Process…

Blockbuster Online - Welcome to Blockbuster Online - Rent DVDs - Try Free - Windows Internet E...
http://www.blockbuster.com/home
File Edit View Favorites Tools Help
Blockbuster Online - ...
The top news headlines...
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CLICK THE BACK BUTTON FOR MORE CHANNELS
BLOCKBUSTER MEDIA
OUTLET
FIND MOVIES
BLOCKBUSTER OUTLET
ON ALL PREVIOUSLY VIEWED MOVIES
NEW MOVIE RELEASES
MICHAEL BAY
TRANSFORMERS
MUSIC DOWNLOADS
MUSIC DOWNLOAD
Already Registered?
Click here for web access!
WHAT'S HOT
PROMOTIONS
SICKPUPPIES
10% off
EVERYDAY!
TRANSFORMERS
TOTAL ACCESS
NEVER BE WITHOUT A MOVIE
Internet
100%

PAGE 42 BLOCKBUSTER
•
•
Merge Movielink
Merge Movielink
And
And
Blockbuster.com
Blockbuster.com
•
•
Build Digital
Build Digital
Distribution
Distribution
DVD To Digital
Transformation
Transform And Respond To Changing Customer Needs For Media Entertainment

BLOCKBUSTER
17" TOUCH-SCREEN
MSR
BARCODE SCANNER AREA
AUDIO JACK
PORTABLE MEDIA PORT
PAPER OUTPUT
PINPAD

PAGE 43 BLOCKBUSTER
•
•
Merge Movielink And
Merge Movielink And
Blockbuster.com
Blockbuster.com
•
•
Build Digital
Build Digital
Distribution
Distribution
•
•
Kiosk
Kiosk
Development
Development
DVD To Digital
Transformation
Transform And Respond To Changing Customer Needs For Media Entertainment

Blockbuster Online - Welcome to Blockbuster Online - Rent DVDs - Try Free - Windows Internet E...
BLOCKBUSTER MEDIA
OUTLET
FIND MOVIES
MUSIC DOWNLOADS
WHAT'S HOT
PROMOTIONS
NEW MOVIE RELEASES
TRANSFORMERS
NEVER BE WITHOUT A MOVIE
TOTAL ACCESS
LG

BLOCKBUSTER

PAGE 44 BLOCKBUSTER
•
•
Merge Movielink And
Merge Movielink And
Blockbuster.com
Blockbuster.com
•
•
Build Digital
Build Digital
Distribution
Distribution
•
•
Kiosk Development
Kiosk Development
•
•
Potential
Potential
Partners To
Partners To
Home
Home
•
•
Telecom /Cable Telecom /Cable
/Satellite /Satellite
DVD To Digital
Transformation
Transform And Respond To Changing Customer Needs For Media Entertainment

PAGE 45 BLOCKBUSTER
Facebook.com Facebook.com and
blockbuster.com
Movie sharing amongst
Facebook friends
Rent directly from Facebook(full
queue management)
Socially-driven acquisition
campaign driven by
blockbuster.com users with
Facebook accounts
Install Movie Clique on
Facebook
Share movie ideas with friends
via News Feeds
Link blockbuster.com account to
share existing movie lists and
build your queue
User’s blockbuster.com activities
are broadcast to the user’s
Facebook friends
Prominent and guaranteed
placement of blockbuster.com
user events on Facebook News
Feeds
Subscriber acquisition (soft sell)
Subscriber retention
Movie Clique Application
Subscriber acquisition
Branding
Newsfeed Beacon
Integration
Where?
What?
How?
Why?

facebook
BLOCKBUSTER

News Feed Preferences

David Callaway wants to see Zombie Honeymoon. You too? Rent it online from BLOCKBUSTER.

Darren Nylec has signed up to rent movies online from BLOCKBUSTER. Sign up for a free two-week trial to get movies by mail with the option to retrun them via mail or in-store.

PAGE 46 BLOCKBUSTER The News Feed Integration Is Driven By blockbuster.com Users Feeding Their Activities To Their Facebook Friends Facebook Friends Blockbuster Members

BLOCKBUSTER TOTAL ACCESS™

MOVIES
EXCHANGE IN-STORE

PAGE 47 BLOCKBUSTER True Total Access

PAGE 48 BLOCKBUSTER
Strategic Roadmap
Core Rental Business Enhancements
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview
Transformation Process…

PAGE 49 BLOCKBUSTER
Previous Organizational Structure
The prior organizational structure consisted of only a few direct reports to the CEO
Chairman & CEO
CFO & CAO COO Corp Comm
Finance & Acctg
Controller
Finance
Tax & Treasury
Investor Relations
HR & Admin
IT
Internal Audit
Legal
GM BB Online
US Operations
General Merch Mgr
CMO US Stores
Franchise & Dev
Canada
Europe
Mexico
Australia/Asia
Community Affairs
Event Services
Strategic Planning
Market Intelligence

PAGE 50 BLOCKBUSTER Chairman & CEO Media Dev. & Studios CMO Digital Store Ops HR Int’l CFO Merch., Log. & Distrib. CIO GC New Executive Leadership and Structure & Team

PAGE 51 BLOCKBUSTER
Strategic roadmap
Core rental business enhancements
Rental to retail transition
DVD to digital transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset management
Financial Overview
Transformation Process…

PAGE 52 BLOCKBUSTER
Cost Reduction Proposal
•
We reduced our G&A run-rate by approximately $45 million
•
The Everest Group has been retained to evaluate the potential outsourcing of key overhead areas
Compensation
Other G&A
Outsourcing Opportunities
And Advertising
$20M
$25M
Note: For Illustrative Purposes Only
Cost Structure

PAGE 53 BLOCKBUSTER
Strategic Roadmap
Core Rental Business Enhancements
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview
Transformation Process…

PAGE 54 BLOCKBUSTER Managing Worldwide Assets…Licensing and Franchising Opportunities

Sign A

(1) Internally illuminated torn ticket wall sign

Routed Copy on backer panels

(2) 24" non-illuminated flat cut **Blockbuster** letters mounted on individual aluminum routed black backer panels attached to facade

10'-0"
5'-0"
BLOCKBUSTER

BLOCKBUSTER
BLOCKBUSTER
BLOCKBUSTER
18'-0"

Prototypical Elevation

WORKROOM

PAGE 55 BLOCKBUSTER Store Efficiency $158 $132 2004 2007 LTM Annual Total Revenue Per Square Feet Per Store

Sign A
Routed Copy on backer panels
10'-0"
5'-0"
BLOCKBUSTER
Profile View

BLOCKBUSTER
BLOCKBUSTER
BLOCKBUSTER
18'-0"
80'-0"
Prototypical Elevation

WORKROOM

PAGE 56 BLOCKBUSTER Store Efficiency 2004 2007 LTM Annual Total Revenue Per Square Feet Per Store $158 $132 $4,000

2007

iPhone

1976

APPLE

Company Founded

2001

Apple Store

1980

Goes Public

2001

iPod

1998

iMac

PAGE 57 BLOCKBUSTER

PAGE 58 BLOCKBUSTER Blockbuster Is Responding To The Changing Needs Of Customers…

FEATURED CATEGORY PICKS
(SEASONAL, AWARD NOMINEES, ETC)
DESTINATION & GENRE SIGNAGE
CENTER HUB FOR WEEKLY NEW RELEASES
SUSPENDED FLAT SCREENS
FEATURING NEW RELEASES
BUMP OUT MERCHANDISERS
WITH REAR STORAGE
PROMOTIONAL SIGNAGE
COMEDY
ROMANCE
KIDS
BLOCKBUSTER SPOTLIGHT
GAMES
DRAMA
ACTION
THEMATIC NEW RELEASE MERCHANDISING
MODULAR CIRCULAR MERCHANDISERS
UTILIZING CURRENT SHELVING
COLOR-CODED SHELVING BY GENRE (ACTION, DRAMA, COMEDY ETC)

PAGE 59 BLOCKBUSTER Concept 1: A Better Blockbuster Key Points: • Update image of traditional business • Improve customer experience and product merchandising • Create basis for other retail concepts

BLOCKBUSTER SP
ION ACTI
COMEDY
TELEVISION
Deck the Halls
BLOCKBUSTER SPOTLIGHT
BLOCKBUSTER SPOTLIGHT
BLOCKBUSTER SPOTLIGHT
BLOCKBUSTER SPOTLIGHT
Pirates of the Caribbean

PAGE 60 BLOCKBUSTER Concept 1: A Better Blockbuster – Center Spotlight

PAGE 61 BLOCKBUSTER
Concept 2: Beverage Lounge
Key Points:
•
Lounge creates a destination for an enjoyable entertainment
browsing experience
•
Broader definition of entertainment
•
Additional products will include books and magazines

SELF-SERVE BEVERAGE

TRACK LIGHTING TO SPOTLIGHT PRODUCT
5-SIDED CENTER STATION OFFERS SELF-SERVE COFFEE, SODAS, SMOOTHIES, ENERGY DRINKS
EACH FOUNTAIN STATION FEATURES AN LCD SCREEN ABOVE IT TO BROADCAST IN-STORE NETWORK WITH PREVIEWS AND INTERVIEWS
CURRENT WIRE CANDY SHELVES
ON-THE-GO SNACKS, CANDY AND MOVIE TREATS CAN BE FOUND IN REFRIGERATED COOLERS
4 FOOT WALLS TO MERCHANDISE PRODUCT ON EITHER SIDE
GREAT Coffee
Coca-Cola
SLAT WALL WITH PEGS AND SHELVES
HALF CIRCLE WIRE FIXTURES CAN BE MERCHANDISED WITH GLASSWARE OR PROPRIETARY CUPS FOR PURCHASE

ROCK THE BLOCK

PAGE 62 BLOCKBUSTER Concept 3: Beverage Bar

PAGE 63 BLOCKBUSTER
Concept 4: Tech
Key Points:
•
Make Blockbuster a destination for media entertainment and the latest, primarily portable, entertainment devices
•
Product: Portable devices that play music and video pre-loaded with content, devices pre-selected to solve entertainment access problems such as home theater in a box

HIGH-TECH

TRACK LIGHTING TO SPOTLIGHT PRODUCT
CUSTOM SEMI CIRCULAR FIXTURES WITH
ARE ABLE TO MERCHANDISE PRODUCT ON BOTH SIDES
SLAT WALL WITH PEGS AND SHELVES
DTV
SAMSUNG
GLASS TOP MODULAR PRODUCT DISPLAYS ALLOW
PRODUCT TO BE MERCHANDISED ON TOP AND
CREATES A FREE FLOWING DEMO AREA
TILE FLOOR
BLU-RAY KIOSK, VENDING KIOSK AND NCR KIOSK ARE DISPLAYED WITHIN AREA

ROCK THE BLOCK

PAGE 64 BLOCKBUSTER Concept 4: Tech

PAGE 65 BLOCKBUSTER
Concept 5: Kids
Key Points:
•
Create a destination for family-friendly browsing and purchasing of entertainment, with a focus on kids
•
Product would include entertainment-related toys and games,
kids’ videos, etc.

KIDS

KIDS
CHILD ARMCHAIRS AVAILABLE FOR PURCHASE
VIDEO/PHOTO INTERACTIVE MEDIA CENTER WITH DVD STORAGE AND TOUCH SCREEN MONITORS
"SWEET SPOT" GRAVITY FED SNACK CENTER
LED MOVIE THEATER WITH SEATING
OPPOSITE SIDE LARGE BOOK MERCHANDISER
INTERACTIVE CHARACTER MERCHANDISER

ROCK THE BLOCK

PAGE 66 BLOCKBUSTER Concept 5: Kids

PAGE 67 BLOCKBUSTER
Strategic Roadmap
Core Rental Business Enhancements
Rental To Retail Transition
DVD To Digital Transformation
Implementation Steps
Leadership Team
Cost Reductions
Asset Management
Financial Overview
Transformation Process…

PAGE 68 BLOCKBUSTER
Opportunity For EBITDA Recovery
$611M
Average Annual EBITDA
2002-2004
2007 EBITDA
“No Late Fees”
BLOCKBUSTER Total Access
Note: For Illustrative Purposes Only
Note: Please refer to the appendix for the required reconciliation of non-GAAP financial measures

PAGE 69 BLOCKBUSTER 2007 And Beyond 2007 EBITDA Future G&A Reduction Further Cost Reductions New Revenue Streams Rental Retail Digital Pricing In-store By Mail Note: For Illustrative Purposes Only

PAGE 70 BLOCKBUSTER
We Believe We Can End 2007 Operating Within Th
Requirements Of Our Credit Facility
Margin
G&A
Revenue
Comps
BLOCKBSUTER Total Access
Economics Continue To
Improve
BLOCKBSUTER Total Access
Economics Continue To
Improve
Box Office Is Up 14.3%
Traffic Expected To Be Higher
Box Office Is Up 14.3%
Traffic Expected To Be Higher
$165M
Minimum
LTM EBITDA
Excluding  In-Store Exchange
Costs, Improved Online
Profitability is
Offsetting In-Store Profit Decline
$45 Million G&A Savings Run-Rate
Starts In Q4
$45 Million G&A Savings Run-Rate
Starts In Q4

PAGE 71 BLOCKBUSTER
Impact of BLOCKBUSTER Total Access On Rental
Domestic Gross Profit
Q1 07 Q2 07 Q3 07
$35M
$29M
$50M
$10-20M
•
Pricing changes to BLOCKBUSTER Total Access are improving economics
•
We are committed to making the BLOCKBUSTER Total Access offering profitable early next year
Note: For Illustrative Purposes Only

PAGE 72 BLOCKBUSTER
We Realigned Our Strategy To Focus On And
Maximize The Profitability Of All Consumer
Segments
28-Day
In-Store Active
BLOCKBUSTER Total
Access Subscriber
Current Monthly Marginal Profitability Per Customer
28-day In-Store Actives Vs. BLOCKBUSTER Total Access Subscriber
$4.26
$9.72

PAGE 73 BLOCKBUSTER Disciplined Approach To Growth Growth Return 2004 Future 2007 2006 High Low Low High

PAGE 74 BLOCKBUSTER
Our New Strategy Requires Organizational
Realignment And Tremendous Focus On Execution
Reduce costs
Enthusiastic
organizational
support
Focus on most
important
initiatives
Realign
resources to
support new
strategy
New
Leadership
Team
Successful
Strategy
Execution

PAGE 75 BLOCKBUSTER
Blockbuster – Shareholder Value Focused
•Driving Performance In Our
Core Business
•Increasing Efficiency
•Return on Assets
Financial
Flexibility
Earnings
Power
Total
Returns
•
EBITDA
•
EPS
•
Cash Flow
•
ROIC
•
Total Return To Shareholders
•
Achieving appropriate capital
structure
•
Total Debt/EBITDA
•
Total Debt/Enterprise Value
•Executing On
Profitable Growth Initiatives

PAGE 76 BLOCKBUSTER Reconciliations of Non-GAAP Financial Measures

PAGE 77 BLOCKBUSTER
Reconciliation of Net Income To EBITDA
Twelve Months Ended
September 30, December 31, December 31, December 31, December 31, December 31,
2007 2006 2005 2004 2003 2002
Net income (loss) (103.8) $           54.7 $               (588.1) $           (1,248.8) $        (978.7) $           (1,621.1) $
Adjustments to reconcile net income (loss) to EBITDA:
(Income) loss from discontinued operations, net of tax 1.1                    13.2                  39.8                  (4.9)                   23.8                  (0.4)
Cumulative effect of change in accounting principle -                    -                    -                    -                    4.4                    1,817.0
Equity (income) loss of affiliates -                    -                    -                    -                    0.7                    2.2
(Benefit) provision for income taxes 30.5                  (76.4)                 63.3                  (20.8)                 114.1                108.1
Other items, net (1.9)                   (4.1)                   2.4                    (1.6)                   0.4                    (2.9)
Interest income (7.7)                   (9.9)                   (4.1)                   (3.6)                   (3.1)                   (4.1)
Interest expense 89.9                  101.6                98.7                  38.1                  33.0                  49.5
Depreciation and amortization of intangibles 191.7                208.6                226.6                247.3                264.4                238.0
Impairment of goodwill and other long-lived assets 5.1                    5.1                    341.9                1,502.7            1,280.8            -
EBITDA 204.9 $            292.8 $            180.5 $            508.4 $            739.8 $            586.3 $